SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    -----

                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): February 13, 2002
                                                         ------------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





           1-7160                                       35-1101097
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  (Commission File Number)              (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On February 13, 2002 the Company filed a press release announcing expectations of an earnings recovery in 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

         Exhibit
         Number            Description
         ------            -----------

         99.1 February 13, 2002, Press Release announcing the expectation of an earnings recovery in 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COACHMEN INDUSTRIES, INC.



                                             By: /s/ Richard M. Lavers
                                                 -------------------------------
                                                 Richard M. Lavers
                                                 General Counsel & Secretary



Dated: February 14, 2002